Derivatives	6 Months Ended
Jun. 30, 2015
Derivatives [Abstract]
Derivatives

Note 9. Derivatives

The Company utilizes derivative instruments to assist in the management of interest rate sensitivity by modifying the repricing, maturity and option characteristics on commercial real estate loans held for sale. These instruments are not accounted for as hedges.  As of June 30, 2015, the Company had entered into eight interest rate swap agreements with an aggregate notional amount of $52.8 million. These swap agreements provide for the Company to receive an adjustable rate of interest based upon the three-month London Interbank Offering Rate (LIBOR).  The Company recorded a gain of $1.6 million for the six months ended June 30, 2015 on derivative instruments.  The amount receivable by the Company under these swap agreements was  $520,000 at June 30, 2015.  At June 30, 2015, the Company had minimum collateral posting thresholds with certain of its derivative counterparties and had posted cash collateral of $750,000.

The maturity dates, notional amounts, interest rates paid and received and fair value of the Company’s remaining interest rate swap agreements as of June 30, 2015 are summarized below (in thousands):

	June 30, 2015
Maturity date	Notional amount	Interest rate paid	Interest rate received	Fair value
April 16, 2025	$ 2,700	2.0%	0.28%	$ 116
May 6, 2025	20,300	2.2%	0.28%	426
May 19, 2025	5,500	2.2%	0.28%	120
June 5, 2025	6,800	2.5%	0.28%	1
June 12, 2025	5,100	2.6%	0.29%	(46)
June 16, 2025	4,700	2.4%	0.29%	7
June 19, 2025	2,400	2.5%	0.29%	1
July 2, 2025	5,300	2.5%	0.28%	(1)
Total	$ 52,800			$ 625